SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                               LSB Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                               LSB Financial Corp.
                                 101 Main Street
                            Lafayette, Indiana 47901
                                 (765) 742-1064


                                                                  March 22, 1999


Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of LSB Financial Corp. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 9:00 a.m., Lafayette, Indiana time, on April 21, 1999 at the Riehle Plaza located at 200 N. Second Street, Lafayette, Indiana.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to elect four directors of the Company and to ratify the appointment of auditors. In addition, the meeting will include management's report to you on the Company's 1998 financial and operating performance.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.


                                    Very truly yours,



                                    John W. Corey
                                    President and Chief Executive Officer

                               LSB FINANCIAL CORP.
                                 101 Main Street
                            Lafayette, Indiana 47901
                                 (765) 742-1064


                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 21, 1999

                                   ----------


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of LSB Financial Corp. ("LSB" or the "Company") will be held at the Riehle Plaza located at 200 N. Second Street, Lafayette, Indiana on April 21, 1999 at 9:00 a.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of four directors of the Company;

     2. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors of the Company for the fiscal year ending December 31, 1999;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 17, 1999 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

     You are requested to complete and sign the enclosed Form of Proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                        By Order of the Board of Directors



                                        John W. Corey
                                        President, Chief Executive Officer
                                        and Director


Lafayette, Indiana
March 22, 1999


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                               LSB FINANCIAL CORP.
                                 101 Main Street
                            Lafayette, Indiana 47901
                                 (765) 742-1064



                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 1999


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be used at the Meeting which will be held at the Riehle Plaza located at 200 N. Second Street, Lafayette, Indiana on April 21, 1999 at 9:00 a.m., and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about March 22, 1999. Certain of the information provided herein relates to Lafayette Savings Bank, FSB (the "Bank"), a wholly owned subsidiary of the Company.

Vote Required and Proxy Information

     All shares of Company common stock ("Company Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Ratification of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending December 31, 1999 requires the affirmative vote of a majority of the shares present or represented at the meeting.

     Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Company's Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to Mary Jo David, Corporate Secretary of the Company, at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. Proxies may also be revoked by attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy).

Voting Securities and Principal Holders Thereof

     Stockholders of record as of the close of business on March 17, 1999 (the "Voting Record Date") will be entitled to one vote for each share then held. As of that date, the Company had 917,586 shares of Common Stock issued and outstanding. No persons other than those listed below are known by management to beneficially own more than five percent of the outstanding shares of the Company's Common Stock.


                                                        Beneficial    Percent of
     Beneficial Owner                                   Ownership       Class
     ----------------                                   ----------    ----------
LSB Financial Corp.                                     89,639(1)        9.77%
Employee Stock Ownership Plan

John C. Shen                                            46,977(2)        5.12%
101 Main Street
Lafayette, Indiana 47901

All officers and directors                             199,582(3)       21.75%
 (12 persons) as a group


----------

(1) Represents shares held by the LSB Financial Corp. Employee Stock Ownership Plan (the "ESOP"), 35,296 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may also be deemed to be a "beneficial owner" of the shares held by the ESOP which have not been allocated to a specific participant's account or which have been allocated but not voted by the participants.

(2) Includes shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective individuals may be deemed to have sole or shared voting and/or dispositive powers.

(3) Includes shares held directly, as well as shares held in retirement accounts or by certain members of such individuals' families, over which shares the respective directors and officers may be deemed to have sole or shared voting or investment power. Includes an aggregate of 40,854 shares which directors and executive officers have the right to acquire pursuant to options granted under the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan").

                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of eleven members, each of whom is also a director of the Bank. Approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify.

     The Board of Directors has adopted a resolution, effective as of the Meeting, to create Director Emeritus positions and to amend the Company's Bylaws allowing the Board to determine the number of Directors. Effective April 21, 1999, Directors Thomas L. Ryan and C. Wesley Shook will retire as directors and become Directors Emeritus of the Company. The Board of Directors has increased the number of directors from 10 to 11, and nominated Thomas R. McCully to replace Thomas L. Ryan and Charles W. Shook to replace C. Wesley Shook. Mary Jo David has been nominated to fill the newly created Director position.

     The table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Company's Board of Directors, including each Director's term of office. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below for terms of three years. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of

Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                                   Shares of
                                                                                   Current          Common       Percent
                                                                        Director   Term to          Stock          of
    Name                     Age    Positions Held in the Company       Since(1)   Expire           Owned(2)       Class
    ----                     ---    -----------------------------       --------   -------         ---------     -------

                                                       NOMINEES
                                                       --------

Peter Neisel                 60  Director                                 1990      2002          15,280(4)(10)     1.67%
Jeffrey A. Poxon             52  Director                                 1992      2002          12,547(4)(11)     1.37
Thomas R. McCully            58  None                                     1999      2002          10,375(12)        1.13
Mary Jo David                49  Vice President, Chief Financial          1999      2002          11,422(12)        1.24
                                 Officer, Secretary and Treasurer

                                             DIRECTORS CONTINUING IN OFFICE
                                             ------------------------------

John W. Corey                64  President, Chief Executive Officer       1991      2000          29,397(3)         3.20
                                 and Director
James A. Andrew              50  Director                                 1978      2000          25,043(4)(5)      2.73
Philip W. Kemmer             55  Director                                 1985      2000           4,807(4)(6)       .52
John C. Shen                 68  Director                                 1986      2000          46,977(4)(7)      5.12

Mariellen M. Neudeck         57  Chairman of the Board                    1986      2001          18,037(4)(8)      1.97
Harry A. Dunwoody            52  Senior Vice President  and Director      1993      2001          13,367(9)         1.46
Charles W. Shook             43  Director                                 1999      2001               ---           N/A

--------------------

(1)  Includes service as a director of the Bank.

(2) The nature of beneficial ownership for shares reported in this column is sole voting and investment power, except as otherwise noted in these footnotes.

(3)  Included in the shares of Common Stock  beneficially owned by Mr. Corey are
     (i) 8,606 shares owned jointly by Mr. Corey and his spouse over which Mr. Corey has shared voting and dispositive power, (ii) 3,406 restricted shares as to which the voting and dispositive power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction, (iii) 3,285 shares held by the ESOP over which Mr. Corey has sole voting and shared dispositive power, (iv) an option to purchase 10,216 shares granted to Mr. Corey under the Stock Option Plan and (v) 27 shares held by Mr. Corey as custodian for his minor granddaughter over which Mr. Corey has sole voting and dispositive power.

(4) Included in the shares of Common Stock beneficially owned by such individual are (i) 681 restricted shares as to which the voting and dispositive power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction and (ii) an option to purchase 2,553 shares granted to each non-employee director under the Stock Option Plan.

(5) Also included in the shares of Common Stock beneficially owned by Mr. Andrew are (i) 8,269 shares owned jointly by Mr. Andrew and his spouse and 2,216 shares owned jointly by Mr. Andrew and his children, over which Mr. Andrew has shared voting and dispositive power, (ii) 1,544 shares owned individually by Mr. Andrew's spouse over which Mr. Andrew may be deemed to have shared voting and dispositive power, (iii) 739 shares owned individually by Mr. Andrew's children, over which Mr. Andrew may be deemed to have shared voting and dispositive power and (iv) 551 shares held by a trust over which he may be deemed to have shared voting and dispositive power.

(6) Also included in the shares of Common Stock beneficially owned by Mr. Kemmer are 551 shares owned jointly by Mr. Kemmer and his spouse over which Mr. Kemmer has shared voting and dispositive power.

(7) Also included in the shares of Common Stock beneficially owned by Mr. Shen are (i) 32,800 shares owed jointly by Mr. Shen and his spouse over which Mr. Shen has shared voting and dispositive power, (ii) 8,268 shares owned individually by Mr. Shen's children over which Mr. Shen may be deemed to have shared voting and dispositive power and (iii) 1,654 shares owned individually by Mr. Shen's grandchildren over which Mr. Shen may be deemed to have shared voting and dispositive power.

(8) Also included in the shares of Common Stock beneficially owned by Ms. Neudeck are (i) 8,269 shares owned jointly by Ms. Neudeck and her spouse over which Ms. Neudeck has shared voting and dispositive power and (ii) 4,224 shares owned individually by Ms. Neudeck's spouse over which Ms. Neudeck may be deemed to have shared voting and dispositive power.

(9) Included in the shares of Common Stock beneficially owned by Mr. Dunwoody are (i) 253 shares owned jointly by Mr. Dunwoody his spouse over which Mr. Dunwoody has shared voting and dispositive power, (ii) 1,703 restricted shares as to which the voting and dispositive power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction, (iii) 1,957 shares held by the ESOP over which Mr. Dunwoody has sole voting and shared dispositive power and (iv) an option to purchase 4,254 shares granted to Mr. Dunwoody under the Stock Option Plan.

(10) Also included in the shares of Common Stock beneficially owned by Mr. Neisel are 8,269 shares owned jointly by Mr. Neisel and his spouse over which Mr. Neisel has shared voting and dispositive power.

(11) Also included in the shares of Common Stock beneficially owned by Mr. Poxon are (i) 550 shares owned jointly by Mr. Poxon and his spouse over which Mr. Poxon has shared voting and dispositive power and (ii) 2,136 shares owned individually by Mr. Poxon's spouse over which Mr. Poxon may be deemed to have shared voting and dispositive power.

(12) Also included in the shares of Common Stock owned by Mr. McCully are 8,268 shares owned individually by Mr. McCully's spouse over which Mr. McCully may be deemed to have shared voting and dispositive power.

(13) Also included in the shares of Common Stock owned by Ms. David are (i) 1,703 restricted shares as to which the voting and dispositive power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction, (ii) 1,608 shares held by the ESOP over which Ms. David has sole voting and dispositive power and (iii) an option to purchase 4,254 shares granted to Ms. David under the Stock Option Plan.


     The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     Peter Neisel. Mr. Neisel is President and Chief Executive Officer of Schwab Corp., a manufacturer and seller of office equipment.

     Jeffrey A. Poxon. Mr. Poxon is the Senior Vice President, Investments and Chief Investment Officer of The Lafayette Life Insurance Company.

     Thomas R. McCully. Mr. McCully is a partner in the law firm of Stuart & Branigin and has worked there since 1966.

     Mary Jo David. Ms. David is Vice-President, Chief Financial Officer, Secretary and Treasurer of the Company and the Bank. She has held these positions with the Company since its formation in 1994 and with the Bank since 1992.

     John W. Corey. Mr. Corey is President, Chief Executive Officer and Director of the Company and the Bank. He has held his position with the Company since its formation in 1994 and with the Bank since 1991.

     James A. Andrew. Mr. Andrew is President and owner of Henry Poor Lumber Co. and Homeworks, retailers of building materials. He is also involved in residential and commercial land development.

     Philip W. Kemmer. Mr. Kemmer became the business administrator of the First Assembly of God Church in July, 1995. From 1991 to 1995, he was a broker with The Prudential Key Realty, real estate brokerage firm.

     John C. Shen. Mr. Shen is the developer and sole owner of Crestview Apartments and Crestview North Apartments, six different complexes of apartment buildings. He is also a director of Turner Construction Co., an industrial and institutional construction company.

     Mariellen M. Neudeck. Ms. Neudeck is a Vice President of Greater Lafayette Health Services, Inc. and is responsible for the administration of nine departments and seven functional areas of the hospital. She was elected as Chairman of the Board of the Bank in 1993 and of the Company in 1994.

     Harry A. Dunwoody. Mr. Dunwoody has served as Senior Vice President of the Bank since 1989 and was elected as a Director of the Bank in 1993. He has held the same positions with the Company since its formation in 1994. He is responsible for the residential and consumer lending functions of the Bank.

     Charles W. Shook. Mr. Shook is Vice President and co-manager of Coldwell Banker/The Shook Agency, a real estate brokerage business. He has held these positions since 1989.

Meetings and Committees of the Board of Directors

     Meetings and Committees of the Company. The Board of Directors met 12 times during the year ended December 31, 1998. During 1998, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board. The Company's Directors are not paid a fee for their services.

     The Board of Directors of the Company currently has no standing committees.

     Meetings and Committees of the Bank. The Bank's Board of Directors meets at least monthly and held 12 meetings during the year ended December 31, 1998. During 1998, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The principal standing committees of the Bank are Loan, Audit, Investment and Compensation. The full Board acts as the nominating committee for directors to be voted on by stockholders.

     The Loan Committee is responsible for the review of all owner-occupied residential loans in excess of $250,000, and all non-owner occupied residential loans and business loans of $350,000 or more. All board members serve a four month rotation on this committee. The committee held 48 meetings during 1998.

     The Audit Committee meets with the independent auditors and the Bank's internal auditors to review control procedures of the Bank. The current members of this committee are Directors Ryan (Chairman), Neudeck, Shook and Poxon. This Committee held four meetings during 1998.

     The Investment Committee meets with the Bank's investment advisor to set guidelines for the investment portfolio and review the Bank's asset/liability management. The members of this committee are Directors Poxon (Chairman), Andrew, Kemmer and Shen. The Investment Committee met twice during 1998.

     The Compensation Committee makes recommendations to the Board of Directors for salary, staff, budget and various employee benefits. The members of the committee are Directors Andrew (Chairman), Neudeck, Neisel and Poxon. The committee met once during 1998.

Director Compensation

     Non-employee directors of the Bank receive $10,200 per year except the Chairman of the Board, who receives $12,200 per year. Each non-employee director also receives $50 for each loan committee meeting attended.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

     The executive officers of the Company also hold the same positions with the Bank and receive compensation from the Bank. The following table sets forth information concerning the compensation paid or granted to the Bank's chief executive officer in 1998, 1997 and 1996. No other executive officer received cash compensation in excess of $100,000 during these periods.

--------------------------------------------------------------------------------------------------------------------
                                              SUMMARY COMPENSATION TABLE
                                                                            Long Term Compensation
                               Annual Compensation                                   Awards
--------------------------------------------------------------------------------------------------------------------
                                                                                         Securities
                                                                           Restricted    Underlying
                                                                             Stock        Options/        All Other
                                                  Salary        Bonus       Award(s)        SARs        Compensation
   Name and Principal Position      Year            ($)           ($)          ($)          (#)             ($)
--------------------------------------------------------------------------------------------------------------------
John W. Corey, President,           1998         $132,150         --          $ --           --          $ 38,892(3)
Chief Executive Officer and         1997          123,150         --            --           --            41,013(2)
Director                            1996          118,000         --            --           --            15,333(1)
--------------------------------------------------------------------------------------------------------------------

----------

(1) Represents the Bank's contribution on behalf of Mr. Corey of $5,313 to the Bank's supplemental retirement benefit plan and of $10,020 to the Bank's ESOP.

(2) Represents the Bank's contribution on behalf of Mr. Corey of $26,385 to the Bank's supplemental retirement benefit plan and of $14,628 to the Bank's ESOP.

(3) Represents the Bank's contribution on behalf of Mr. Corey of $30,306 to the Bank's supplemental retirement benefit plan and of $8,586 to the Bank's ESOP.

     The following table provides information as to stock options exercised and the value of in-the-money options held by the Company's Chief Executive Officer at December 31, 1998. To date, no stock appreciation rights have been granted by the Company.

==================================================================================================================
                              AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                    OPTION VALUES
------------------------------------------------------------------------------------------------------------------
                                                              Number of                      Value of
                                                        Securities Underlying               Unexercised
                                                             Unexercised                    In-the-Money
                                                             Options at                      Options at
                             Shares                            FY-End                       FY-End ($)(1)
                            Acquired       Value     ---------------------------     ------------------------------
      Name                on Exercise    Realized    Exercisable     Unexercisable   Exercisable      Unexercisable
-------------------------------------------------------------------------------------------------------------------

John W. Corey                 (#)           ($)        10,216           6,810         $148,684         $99,113

==================================================================================================================

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(1)  Represents  the  aggregate  market value  (market price of the Common Stock less the exercise price) of in-the-money options granted based upon the closing price per share of $28.50 for the Company's Common Stock as reported on the Nasdaq Stock Market on December 31, 1998.

Special Termination Agreement

     The Bank has entered into a special termination agreement with John W. Corey. The agreement became effective upon completion of the Bank's mutual to stock conversion and provides for an initial term of three years. The agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The agreement provides for termination upon the employee's death, for cause or in certain events specified by federal regulations. The agreement is also terminable by the employee upon 90 days notice to the Bank.

     The agreement provides for payment to the employee of the greater of his salary for the remainder of the term of the agreement, or 299% of the employee's base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or voluntarily following any demotion, loss of title or office, significant reduction in authority, significant reduction in annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles from its location immediately prior to the change in control. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the agreement, a "change in control" is defined as any event which would: (i) require reporting under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) result in a change of control within the meaning of the Home Owners' Loan Act; or (iii) be deemed to have occurred at such time as (a) any person becomes the beneficial owner of 20% or more of the Bank's or the Company's voting securities, (b) individuals who constitute the board of directors on the date of the agreement cease to constitute a majority, or (C) the adoption of a plan of reorganization, merger, consolidation, or sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or the Company is not the surviving entity.

     Based on his current salary, if Mr. Corey was terminated as of January 1, 1999 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $356,580.

Transactions with Management and Indebtedness of Management

     The Bank has followed a policy of granting loans to officers and directors. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers must be approved by the Bank's loan committee. All loans to executive officers and directors were made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     Thomas L. Ryan, a retiring director of the Bank, and Thomas R. McCully, a nominee, are partners in the law firm of Stuart & Branigin. Such firm acts as counsel to the Bank. The legal fees received for professional services during the fiscal year ended December 31, 1998 did not exceed 5% of the firm's gross revenues.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with, except that (i) Mr. Andrew inadvertently failed to file Form 4s to report the purchase of 1,000, 500, 200 and 300 shares of common stock on February 18, 1998, August 10, 1998, August 13, 1998 and August 14, 1998, respectively; (ii) Mr. Dunwoody inadvertently failed to file a Form 4 to report the sale of 850 shares of common stock on November 9, 1998, and (iii) Mr. Corey inadvertently failed to file a Form 4 to report the sale of 800 shares of common stock on November 9, 1998. On February 16, 1999, Messrs. Andrew, Dunwoody and Corey each filed a Form 5 disclosing their transactions.

            PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

     The Board of Directors has renewed the Company's arrangement for Crowe, Chizek and Company LLP to be its auditors for the year ending December 31, 1999, subject to the ratification of the appointment by the Company's stockholders. A representative from Crowe, Chizek and Company LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999.


                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in next year's proxy materials for the annual meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 101 Main Street, Lafayette, Indiana 47901, on or before November 17, 1999. To be considered for presentation at next year's annual meeting, although not included in the proxy statement, any stockholder proposal must be received at the Company's main office on or before February 21, 2000; provided, however, that in the event that the date of next year's annual meeting is held before April 1, 2000 or after June 20, 2000, the stockholder proposal must be received on or before the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made.

     All stockholder proposals for inclusion in the Company's proxy materials may be subject to the requirements of the proxy rules adopted under the Exchange Act, and, as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's Articles of Incorporation and Bylaws and Indiana law and regulations.


                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.